UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  March 31, 2006
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                             AIR METHODS CORPORATION
                             -----------------------
             (Exact name of Registrant as Specified in Its Charter)

                         Commission file number  0-16079
                                                 -------

             Delaware                                       84-0915893
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(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                        Identification Number)


  7301 South Peoria, Englewood, Colorado                       80112
 ----------------------------------------                      -----
 (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY  INTO  MATERIAL  DEFINITIVE  AGREEMENT

On March 31, 2006, Air Methods Corporation (the Company) entered into a Collective Bargaining Agreement (CBA) with the Office and Professional Employees International Union, Local 109, (the Union) representing the Company's pilots. The agreement is effective from January 1, 2006, through April 30, 2009.

The CBA establishes procedures for training, addressing grievances, discipline and discharge, among other matters, and defines vacation, holiday, sick, health insurance, and other employee benefits. The CBA also establishes wage scales, including adjustments for geographic locations, covering each year of the agreement. Significant changes from the Company's previous wage rates or benefits are as follows:
- Increases in initial base pay rates, dependent upon each pilot's level of seniority.
- Increase in pay for overtime shifts from regular pay rates to 1.5 times regular pay rates.
- Increase in Company contributions to defined contribution retirement plans (401k plans). The Company has maintained two 401k plans. Under one plan, the Company contributed 2% of gross pay for all eligible employees and matched 60% of the employees' contributions up to 6% of their gross pay. Under the other plan, the Company matched 30% of the employees' contributions up to 6% of their gross pay. The CBA provides for Company contributions up to 5.6% of gross pay to both 401k plans, depending on the level of each employee's participation.

A copy of the Collective Bargaining Agreement is filed herewith as Exhibit 10.1.


ITEM 9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  as  part  of  this  report:

10.1 Collective Bargaining Agreement by and between Air Methods Corporation and Office and Professional Employees International Union, Local 109, from January 1, 2006, through April 30, 2009


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
SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AIR  METHODS  CORPORATION


Date:  April  5,  2006                  By  \s\  Aaron  D.  Todd
                                          --------------------------------------
                                            Chief  Executive  Officer


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